Exhibit 10.1

DEED OF TRUST NOTE

$27,008,400.00 St. Charles, Maryland

as of August 11, 2005

FOR VALUE RECEIVED, the undersigned, SHEFFIELD GREENS, APARTMENTS, LLC, a Delaware limited liability company, promises to pay to GMAC COMMERICAL MORTGAGE BANK, a Utah industrial bank, or order, the principal sum of TWENTY-SEVEN MILLION EIGHT THOUSAND FOUR HUNDRED AND 00/100THS DOLLARS ($27,008,400.00), with interest at the rate of five and forty-seven one-hundredths per centum (5.47%) per annum on the unpaid principal balance until paid in full. The said principal and interest shall be payable in monthly installments as follows:

Interest alone on such amount of principal as may be advanced from time to time, computed from the date of each such advance, shall be due and payable monthly on the first day of September, 2005 and on the first day of each month thereafter, up to and including August 1, 2007. Commencing on the first day of September, 2007 (the "Amortization Commencement Date"), installments of principal and interest shall be due and payable in the sum of One Hundred Thirty-Eight Thousand Seven Hundred Fifty and 42/100ths Dollars ($138,750.42) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on August 1, 2047. The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

Both principal and interest shall be payable at the office of GMAC COMMERCIAL MORTGAGE BANK, at its principal office at 6955 Union Park Center, Suite 330, Midvale, Utah 84047, or such other place as the holder may designate in writing.

Prepayment of this Note is subject to the terms and provisions set for in Allonge #1 attached hereto and incorporated herein by this reference. If this debt is paid in full prior to maturity and while insured under the National Housing Act, all parties liable for payment of this debt hereby agree to be jointly and severally bound to pay to the holder hereof any adjusted premium charge required by the applicable Regulations.

If default be made in the payment of any installment under this Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this Note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.

In the event any installment or part of any installment due hereunder becomes delinquent for more that fifteen (15) days, there shall be due, at the option of the holder, in addition to other sums due hereunder, a sum equal to two percent (2%) of the amount of such installment of principal and interest so delinquent. Whenever under the law of the jurisdiction where the property is located, the amount of any such late charge is considered to be additional interest, this provision shall not be effective if the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

All parties to this Note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protect, notice of protest, and notice of dishonor.

Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the maker hereof (nor any of its present or future members or managers) for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof (nor any of its present or future members or managers) except such judgment or decree as may be necessary to foreclosure and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note, except as set out in the Deed of Trust of even date given to secure this indebtedness.

Allonge #1 attached hereto is hereby incorporated by reference herein and made a part hereof.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed in its name and on its behalf by its Manager, thereunto duly authorized the day and year first above written.

Sheffield Greens Apartments, LLC,

a Delaware limited liability company

By: American Housing Properties L.P.,

a Delaware limited partnership, its Manager and Member

By: American Housing Management Company,

a Delaware corporation, its General Partner

By: _________/s/___________________

Edwin L. Kelly

President/COO

I CERTIFY that this is the Note described in and secured by the Deed of Trust of even date herewith and in the same principal amount as herein stated, on real estate in the City of St. Charles, County of Charles, State of Maryland.

Dated this 11th day of August, 2005.

(SEAL) ____________/s/____________________

Kimberly A. Funk

Notary Public, State of Maryland

County of Baltimore

My Commission Expires April 1, 2008

My Commission Expires: April 1, 2008

ALLONGE #1 TO

DEED OF TRUST NOTE OF

SHEFFIELD GREENS APARTMENTS, LLC ("Maker")

TO

GMAC COMMERICAL MORTGAGE BANK ("Holder")

IN THE ORGINAL PRINCIPAL SUM OF $27,008,400.00

DATED AS OF AUGUST 11, 2005

1. (a) Maker shall not have the right to prepay the indebtedness evidenced hereby in whole or in part at any time prior to July 1, 2010. Maker shall have the right, on or after July 1, 2010, to prepay the indebtedness evidenced hereby in whole or in part on the last day of any calendar month after such date during the term hereof, upon at least thirty (30) days prior written notice to the holder of this Note, which notice shall specify the date on which the prepayment is to be made, the principal amount of such prepayment and the total amount to be paid. In the event of any prepayment of principal at any time on or after July 1, 2010, the Maker shall concurrently pay to the holder of this Note a prepayment premium equal to the following designated percentages of the amount of principal of this Note to be so prepaid with respect to any prepayment which occurs during the following indicated time periods:

Time of Prepayment Prepayment Premium

From July 1, 2010 through June 30, 2011 7%

From July 1, 2011 through June 30, 2012 6%

From July 1, 2012 through June 30, 2013 5%

From July 1, 2013 through June 30, 2014 4%

From July 1, 2014 through June 30, 2015 3%

From July 1, 2015 through June 30, 2016 2%

From July 1, 2016 through June 30, 2017 1%

From July 1, 2017 and thereafter 0%

Notwithstanding any partial prepayment of principal made pursuant to the privilege of prepayment set forth in this Note, the Maker shall not be relieved of its obligations to make scheduled monthly installments of principal and interest as and when such payments are due and payable under this Note.

(b) Notwithstanding any prepayment prohibition imposed and/or premium required by this Note with respect to prepayments made prior to July 1, 2016, the indebtedness evidenced by this Note may be prepaid in whole or in part without the conset of the holder of this Note and without prepayment premium if the Federal Housing Commissioner (the "Commissioner") determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interests of the Federal Government.

(c) Notwithstanding the provisions of Paragraphs 1(a) above, the provisions of Paragraph 1(a) shall not apply, and no prepayment premium shall be collected by the holder of this Note, with respect to any prepayment which is made by or on behalf of the Maker from insurance proceeds as a result of damage to the mortgaged premises or condemnation awards which, at the option of the holder of this Note, may be applied to reduce the indebtedness of Maker evidenced hereby pursuant to the terms of the Mortgage of even date given by Maker to the holder of this Note to secure said indebtedness. Any prepayment made pursuant to this Paragraph 1(c) shall be deemed to have been made on the last day of the month in which such payment is received by holder. If any prepayment (to the extent permitted herein) is made, the remaining payments due on the Note may, with the approval of the holder and the Commissioner, be recast such that the required monthly payments of principal and interest shall be in equal amounts sufficient to amortize the Note over the then remaining term thereof.

MAKER:

Sheffield Greens Apartments, LLC,

a Delaware limited liability company

By: American Housing Properties L.P.,

a Delaware limited partnership, its Manager and Member

By: American Housing Management Company,

a Delaware corporation, its General Partner

By: _________/s/___________________

Edwin L. Kelly

President/COO

END OF ALLONGE #1